SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT


                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)            December 15, 1994



                     DEAN WITTER REALTY GROWTH PROPERTIES, L.P.
               (Exact name of registrant as specified in its charter)


          Delaware                 0-18151           13-3286866
(State or other jurisdiction    (Commission      (I.R.S. Employer
 of incorporation)               File Number)     Identification No.)


  Two World Trade Center, New York, New York                  10048
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (212) 392-1054



            (Former name or former address, if changed since last report)

Item 4.    Change in Registrant's Certifying Accountant

      On December 15, 1994, Deloitte & Touche LLP was selected to audit the financial statements of Dean Witter Realty Growth Properties L.P. (the "Partnership") for the year ending December 31, 1994. KPMG Peat Marwick LLP which has previously been the independent accountant of the Company, was dismissed on December 15, 1994.

      The decision to change accountants was approved by the Board of Directors of the managing general partner.

      Neither of KPMG Peat Marwick LLP's reports on the financial statements for the years ended December 31, 1993 or 1992 contained an adverse opinion or disclaimer of opinion, or were, qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Partnership's two most recent fiscal years and the subsequent interim period preceding this change, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits

      1. Letter from KPMG Peat Marwick LLP to The Securities and Exchange Commission.


                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DEAN WITTER REALTY GROWTH
                                           PROPERTIES, LP


                                       By: Dean Witter Realty Growth
                                           Properties Inc.
                                           Managing General Partner


                                       By: /s/E. Davisson Hardman, Jr.
                                           E. Davisson Hardman, Jr.
                                           President

Date:  December 15, 1994

                                           December 20, 1994



Securities and Exchange Commission
Washington, D.C. 20549



Ladies and Gentlemen:

We were previously principal accountants for Dean Witter Realty Growth Properties, L.P., and under the date of March 25, 1994, we reported on the financial statements of Dean Witter Realty Growth Properties, L.P. and consolidated partnerships as of and for the years ended December 31, 1993 and 1992. On December 15, 1994, our appointment as principal accountants was terminated. We have read Dean Witter Realty Growth Properties, L.P.'s statements included under item 4 of its Form 8-K dated December 15, 1994, and we agree with such statements, except that we are not in a position to agree or disagree with Dean Witter Realty Growth Properties, L.P.'s statement that the change was approved by the Board of Directors of the managing general partner.

                                           Very truly yours,


                                           KPMG Peat Marwick LLP